Exhibit 10.26
THIRD AMENDMENT TO GUARANTY
    This THIRD AMENDMENT TO GUARANTY, dated as of January 28, 2022 (this “Amendment”), by and between BRIGHTSPIRE CAPITAL OPERATING COMPANY, LLC, a Delaware limited liability company (formerly known as “CREDIT RE OPERATING COMPANY”, “Guarantor”), and GOLDMAN SACHS BANK USA, a New York State member bank (“Purchaser”), and acknowledged and agreed to by BRIGHTSPIRE CREDIT 6, LLC, a Delaware limited liability company (“Seller”). Capitalized terms used but not otherwise defined herein shall have the meanings given to them in the Repurchase Agreement (as hereinafter defined).
RECITALS

    WHEREAS, Seller and Purchaser are parties to that certain Master Repurchase Agreement, dated as of June 19, 2018, as amended by that certain First Amendment to Master Repurchase Agreement, dated as of June 16, 2020, and that certain Second Amendment to Master Repurchase Agreement and Other Transaction Documents, dated as of the date hereof (as amended, modified and/or restated, the “Repurchase Agreement”), between Seller and Purchaser;

    WHEREAS, Guarantor guaranteed the obligations of Seller under the Repurchase Agreement and the other Transaction Documents pursuant to that certain Guaranty, dated as of June 19, 2018, as amended by that certain Amendment to Guaranty, dated as of May 7, 2020, as further amended by that certain Second Amendment to Guaranty, dated as of April 14, 2021 (as amended, modified and/or restated, the “Guaranty”), from Guarantor to Purchaser; and

    WHEREAS, Guarantor and Purchaser wish to amend and modify the Guaranty upon the terms and conditions hereinafter set forth.

    NOW THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Guarantor and Purchaser hereby agree that the Guaranty shall be amended and modified as follows:

1.Amendment of Guaranty. Guarantor and Purchaser hereby agree that the Guaranty shall be amended and modified as follows:
a.Article V(k)(A)(ii) of the Guaranty is hereby deleted in its entirety and replaced with the following:
(ii)     Minimum Tangible Net Worth. Consolidated Tangible Net Worth at any time shall not be less than the sum of (i) $1,112,000,000.00 plus (ii) seventy percent (70%) of the net cash proceeds thereafter received by the Guarantor (x) from any offering by the Guarantor of its common equity and (y) from any offering by BrightSpire Capital, Inc. of its common equity to the extent such net cash proceeds are contributed to the Guarantor, excluding any such net cash proceeds that are contributed to the Guarantor within ninety (90) days of receipt of such net cash proceeds and applied to purchase, redeem or otherwise acquire Capital Stock issued by the Guarantor (or any direct or indirect parent thereof).

2.Amendment of Transaction Documents. From and after the date hereof, all references in the Repurchase Agreement and the other Transaction Documents to the Guaranty shall be deemed to refer to the Guaranty as amended and modified by this Amendment and as same may be further amended, modified and/or restated.
3.Reaffirmation of Representations and Warranties. Guarantor hereby represents and warrants to Purchaser that, as of the date hereof, (i) it is duly authorized to execute and deliver this Amendment and to perform its obligations under this Amendment, and has taken all necessary action to authorize such execution, delivery and performance, and each person signing this Amendment on its behalf is duly authorized to do so on its behalf, (ii) this Amendment has been duly executed and delivered by it for good and valuable consideration, and constitutes its legal, valid and binding obligation enforceable against it in accordance with its terms subject to bankruptcy, insolvency, and other limitations on creditors’ rights generally and to equitable principles, (iii) neither the execution and delivery of this Amendment, nor the consummation by it of the transactions contemplated by this Amendment, nor compliance by it with the terms, conditions and provisions of this Amendment will conflict with or result in a breach of any of the terms, conditions or provisions of (A) its organizational documents, (B) any agreement by which it is bound or to which any of its assets are subject or constitute a default thereunder, or result thereunder in the creation or imposition of any lien upon any of its assets, other than pursuant to this Amendment, (C) any judgment or order, writ, injunction, decree or demand of any court applicable to it, or (D) any applicable Requirement of Law, in the case of clauses (B)-(D) above, to the extent that such conflict or breach is reasonably likely to result in a Material Adverse Effect, (iv) no Default or Event of Default has occurred and is continuing, (v) except as disclosed in writing to Purchaser on or before the date hereof, Seller has no knowledge of any change, occurrence, or development exists that, individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect and (vi) no consent, approval or other action of, or filing by, it with any Governmental Authority or any other Person is required to authorize, or is otherwise required in connection with, the execution, delivery and performance of this Amendment (other than consents, approvals and filings required by it as a result of being a publicly traded company or that have been obtained or made, as applicable). Guarantor hereby represents and warrants to Purchaser that all of the representations and warranties set forth in Article IV of the Guaranty remain true and correct as of the date hereof.
4.Counterparts. This Amendment may be executed by each of the parties hereto in any number of separate counterparts, each of which shall be an original and all of which taken together shall constitute one and the same instrument. Delivery of an executed counterpart of a signature page to this Amendment in Portable Document Format (PDF) or by facsimile transmission shall be effective as delivery of a manually executed original counterpart thereof.
5.GOVERNING LAW. THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, AND THE OBLIGATIONS, RIGHTS, AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS WITHOUT REGARD TO THE CONFLICT OF LAWS DOCTRINE APPLIED IN SUCH STATE (OTHER THAN SECTION 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK).

6.Expenses. Seller hereby acknowledges and agrees that Seller shall be responsible for and pay all reasonable out-of-pocket costs and expenses of Purchaser in connection with documenting and consummating the modifications contemplated by this Amendment, including, but not limited to, the reasonable fees and expenses of Purchaser’s external legal counsel.
7.Reaffirmation of Guaranty. Guarantor acknowledges and agrees that, except as modified hereby, the Guaranty remains unmodified and in full force and effect and enforceable in accordance with its terms.
8.Repurchase Agreement, Guaranty and Transaction Documents in Full Force and Effect. Except as expressly amended hereby, Seller and Guarantor acknowledge and agree that all of the terms, covenants, conditions and obligations, contingent or otherwise, of the Repurchase Agreement, Guaranty and the other Transaction Documents remain unmodified and in full force and effect and are hereby ratified, affirmed and confirmed in all respects. Guarantor hereby agrees and acknowledges that the ratifications, affirmations, confirmations and acknowledgements in the prior sentence are not conditions to the continued effectiveness of the Guaranty. Guarantor agrees that neither such ratification, reaffirmation and confirmation, nor Purchaser’s solicitation of such ratification, reaffirmation and confirmation, constitutes a course of dealing giving rise to any obligation or condition requiring a similar or any other ratification or reaffirmation from Guarantor with respect to any subsequent modifications to the Repurchase Agreement or any other Transaction Document.
9.Severability. Each provision of this Amendment shall be considered severable and if for any reason any provision of this Amendment is determined by a court of competent jurisdiction to be invalid, unenforceable or illegal and contrary to existing applicable law or future applicable law, such invalidity, unenforceability or illegality shall not impair the operation of or affect those provisions of this Amendment that are valid. In that case, this Amendment shall be construed so as to limit any term or provision so as to make it enforceable or valid within the requirements of any applicable law, and in the event such term or provision cannot be so limited, this Amendment shall be construed to omit such invalid, unenforceable or illegal provisions.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered as of the day and year first above written.

GUARANTOR: BRIGHTSPIRE OPERATING COMPANY, LLC By: /s/ David A. Palamé __________ Name: David A. Palamé Title: Vice President

[GS/CLNC – Signature Page to Third Amendment to Guaranty]

PURCHASER:
GOLDMAN SACHS BANK USA
By:/s/ James Muliawan_________________
Name: James Muliawan Title: Authorized Person

[GS/CLNC – Signature Page to Third Amendment to Guaranty]

ACKNOWLEDGED AND AGREED
AS OF THE DATE FIRST SET FORTH ABOVE:

SELLER: BRIGHTSPIRE CREDIT 6, LLC, a Delaware limited liability company By: /s/ David A. Palamé __________ Name: David A. Palamé Title: Vice President

[GS/CLNC – Signature Page to Third Amendment to Guaranty]